Exhibit 10.1

AMENDMENT No. 1, dated as of November 21, 2018, (the “Amendment”) to the Credit Agreement, dated as of June 24, 2014, among DaVita Inc. (formerly, DaVita Healthcare Partners Inc.), a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), JPMORGAN CHASE BANK, N.A., as Issuing Lender and Swingline Lender, the other agents from time to time party thereto (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it intends to consummate the sale of 100% of the Equity Interests of DaVita Medical Holdings, LLC, and its direct and indirect subsidiaries, together with the assets thereof (collectively, the “DMG Assets”), including, without limitation, pursuant to the Equity Purchase Agreement, dated as of December 5, 2017, (as amended, restated, supplemented or otherwise modified from time to time) by and among the Borrower, Collaborative Care Holdings, LLC, and (solely with respect to certain provisions therein) UnitedHealth Group Incorporated;
WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;
WHEREAS, Section 11.1 of the Credit Agreement provides that the Credit Agreement may be amended with the consent of the Required Lenders;
WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to such amendments;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. The Credit Agreement is hereby amended as follows:
(a)    The following defined terms shall be added to Section 1.1 of the Credit Agreement:
“Amendment No. 1” shall mean that certain Amendment No. 1 hereto, dated as of November 21, 2018, by and among the Borrower, the Lenders party thereto and the Administrative Agent.
“DMG Assets” shall have the meaning assigned to it in Amendment No. 1.
(b)    Section 7.5 is amended to add the following new clause (n) at the end of such section as follows:
“(n) the Borrower and its subsidiaries may consummate the sale, transfer or other disposition of any DMG Assets in one or more transactions; provided that no more than $750,000,000 of Net Cash Proceeds from any such sale, transfer or other disposition may be reinvested (pursuant to a Reinvestment Notice) and any excess Net Cash Proceeds not so reinvested shall be applied to prepay Loans in accordance with Section 2.11.”
(c)    Section 7.16 is amended and restated as follows:
Maximum Leverage Ratio. Permit the Leverage Ratio, measured as of the end of any Measurement Period ending during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Test Period	Leverage Ratio
September 30, 2018 - June 29, 2019	5.00 to 1.00
June 30, 2019 and thereafter	4.50 to 1.00

Section 2.    Representations and Warranties, No Default. By its execution of this Amendment, each Loan Party hereby certifies that prior to and immediately after giving effect to this Amendment:
(a).    the execution, delivery and performance by each Loan Party of this Amendment, are within such Loan Party’s corporate, partnership or limited liability company powers, as applicable, have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, do not (i) contravene such Loan Party’s Constitutive Documents, (ii) violate any Requirements of Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party or any of its properties that would reasonably be likely to have a Material Adverse Effect or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party;
(b).    no Default or Event of Default shall have occurred and be continuing, or will result from the execution of this Amendment and the transactions contemplated hereby;
(c).    each of the representations and warranties made by any Loan Party set forth in Section 4 of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Amendment No.1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.
Section 3.    Effectiveness.
(a)    The Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:
(i)    The Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders and each Loan Party;
(ii)    the Borrower shall have paid to the Administrative Agent for the account of the applicable Lenders, by wire transfer of immediately available funds, to each Tranche B Term Lender that executes this Amendment, a consent fee in an amount equal to .075% of the aggregate principal amount of the Term Loans held by such Tranche B Term Lender immediately prior to the Amendment No. 1 Effective Date; and
(iii)    The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, in each case, to the extent invoiced at least one Business Day prior to the Amendment No. 1 Effective Date, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 5.    Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF). The jurisdiction and waiver of right to trial by jury provisions in Section 11.12 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 6.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.    Effect of Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any of the other Loan Documents. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other Agent or the Issuing Lenders, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereto,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, be deemed to refer, from and after the Amendment No. 1 Effective Date, to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, including on and after the Amendment No. 1 Effective Date, as amended hereby.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DAVITA INC.

By:	/s/ Chet Mehta
	Name:	Chet Mehta
	Title:	Group VP, Finance

[Signature Page to Amendment No. l]

GUARNTORS LISTED ON APPENDIX A

By:	/s/ Chet Mehta
	Name:	Chet Mehta
	Title:	Group Vice President

[Signature Page to Amendment No. l]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

[Signature Page to Amendment No. l]

 The undersigned hereby irrevocably and unconditionally consents to this Amendment.

[LENDER NAME], As a Lender

By:

By:
Name:
Title:

If second signature is necessary:

By:
Name:
Title:

Amendment No. 1 to the Credit Agreement also executed by the following lenders (signature pages omitted from filing):

55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust
55 Loan Strategy Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust
55 Loan Strategy Fund Series 3 A Series Trust of Multi Manager Global Investment Trust
55 Loan Strategy Fund Series 4 a Series Trust of Multi Manager Global Investment Trust
A Voce CLO, Ltd
ABR Reinsurance LTD.
ACE Property & Casualty Insurance Company
AXA IM Paris SA for and on behalf ACM US Loans Fund
Adams Mill CLO Ltd.
AIB Debt Management, Limited
Allstate Insurance Company
AIMCO ALCO, Series 2014-A
AXA IM Inc. for and on behalf of Allegro CLO III, Limited
AllianceBernstein Institutional Investments - AXA High Yield Loan II Portfolio
AllianceBernstein Institutional Investments - AXA High Yield Loan Portfolio
AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Portfolio Investment Trust
Amalgamated Bank
AMBITION TRUST 2009
AMBITION TRUST 2011
BABSON CLO LTD. 2014-I
BARINGS CLO LTD. 2015-I
BARINGS CLO LTD. 2016-III
BARINGS CLO LTD. 2017-I
BARINGS CLO LTD. 2018-I
BARINGS CLO LTD. 2018-III
C.M LIFE INSURANCE COMPANY
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND, a series trust of the Multi Manager Global Investment Trust
BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND SERIES 2, a series trust of the Multi Manager Global Investment Trust
BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND SERIES 3, a series trust of the Multi Manager Global Investment Trust
TRYON STREET FUNDING LTD.
American General Life Insurance Company

[Signature Page to Amendment No. l]

American Home Assurance Company
American Savings Bank, F.S.B.
AMJ Bank Loan Fund A Series Trust of Multimanager Global Investment Trust
AMJ Bank Loan Fund SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
AMJ LOAN FUND SERIES 3 A SERIES TRUST OF MULTIMANAGER GLOBAL INVESTMENT TRUST
AMMC CLO 15, LIMITED
AMMC CLO 16, LIMITED
AMMC CLO 21, LIMITED
AMMC CLO XI, LIMITED
AMMC CLO XII, LIMITED
AMMC CLO XIII, LIMITED
AMMC CLO XIV, LIMITED
Apollo AF Loan Trust 2012
Apollo/Palmetto Short-Maturity Loan Portfolio, L.P.
ARCHES FUNDING ULC
Ares Loan Trust 2011
ARES XXIX CLO LTD.
Ares XXVIIIR CLO Ltd.
Ares XXXIII CLO Ltd.
Ares XXXIR CLO Ltd.
Argo Re LTD
Argonaut Insurance Company
Armed Forces Bank, NA
Ascension Alpha Fund, LLC
Ascension Health Master Pension Trust
Associated Bank, N.A.
ATLAS SENIOR LOAN FUND III, Ltd.
ATLAS SENIOR LOAN FUND IV, LTD.
ATLAS SENIOR LOAN FUND IX, LTD.
ATLAS SENIOR LOAN FUND V, LTD.
ATLAS SENIOR LOAN FUND XII, LTD.
Atlas Senior Secured Loan Fund VIII, Ltd.
Auburn CLO, Ltd.
Auto Club Insurance Association
AXA IM Paris SA for and on behalf of AXA Germany Leveraged Loans Fund
AXA IM Paris SA for and on behalf of AXA UK Leveraged Loans Fund
AZB Funding 7
B&M CLO 2014-1 Ltd.
Bank of America, N.A.
Bank of Hope
BANK OF LABOR
BOK Financial, N.A.
Bank OZK (Formerly Bank of the Ozarks)
Banner Bank
Barclays Bank PLC
Barclays Bank PLC
BAWAG P.S.K. Bank fûr Arbeit und Wirtschaft Osterreichische Postsparkasse Aktiengesellschaft
BCBSM, Inc.
Berkshire Bank
BlackRock Credit Strategies Income Fund of BlackRock Funds V
BlackRock Debt Strategies Fund, Inc.
BlackRock Floating Rate Income Portfolio of BlackRock Funds V
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Trust
BlackRock Funds II, BlackRock Multi-Asset Income Portfolio
BlackRock Global Investment Series: Income Strategies Portfolio
BlackRock Global Long/Short Credit Fund of BlackRock Funds IV
BlackRock Limited Duration Income Trust
BlackRock Senior Floating Rate Portfolio

[Signature Page to Amendment No. l]

BlueMountain CLO 2012-2 Ltd
Bluemountain CLO 2013-1 LTD.
Bluemountain CLO 2013-2 LTD.
BlueMountain CLO 2014-2 Ltd
BlueMountain CLO 2015-1 Ltd
BlueMountain CLO 2015-2, Ltd.
BlueMountain CLO 2015-4, Ltd.
BlueMountain CLO 2016-1, Ltd.
BlueMountain CLO 2016-3 Ltd
BlueMountain CLO 2018-1 Ltd
BlueMountain CLO 2018-2, Ltd.
BlueMountain CLO 2018-3 Ltd.
BNP Paribas Flexi III Global Senior Corporate Loans Fund
General Global Private Corporate Credit Fund
BNPP IP CLO 2014-1, Ltd.
BNPP IP CLO 2014-II, Ltd.
Bowman Park CLO, Ltd.
Boyd Watterson Limited Duration Enhanced Income Fund
Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio
Metropolitan Life Insurance Company
[Bethlehem] Life Insurance Company
Bristol Park CLO, Ltd
Bronco Trading, LLC
Buttermilk Park CLO, Ltd.
CALIFORNIA FIRST NATIONAL BANK
California Street CLO II, LTD.
California Street CLO IX, Limited Partnership
California Street CLO V, LTD.
California Street CLO XII, Ltd.
Calvert Management Series - Calvert Floating-Rate Advantage Fund
Canyon Capital CLO 2014-1, Ltd.
Canyon Capital CLO 2014-2, Ltd.
Canyon CLO 2016-1, Ltd.
Carlyle C17 CLO, Ltd.
Carlyle Global Market Strategies CLO 2012-3, Ltd.
Carlyle Global Market Strategies CLO 2012-4, Ltd.
Carlyle Global Market Strategies CLO 2013-1, Ltd.
Carlyle Global Market Strategies CLO 2013-2, Ltd.
Carlyle Global Market Strategies CLO 2013-3, Ltd.
Carlyle Global Market Strategies CLO 2013-4, Ltd.
Carlyle Global Market Strategies CLO 2014-1, Ltd.
Carlyle Global Market Strategies CLO 2014-2-R, Ltd.
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.
Carlyle Global Market Strategies CLO 2014-4-R, Ltd.
Carlyle Global Market Strategies CLO 2016-2 Ltd.
Carlyle US CLO 2017-2, Ltd.
Carlyle US CLO 2017-3 Ltd.
Carlyle US CLO 2017-4, Ltd.
Cathay Bank
CATHEDRAL LAKE CLO 2013, LTD
CATHEDRAL LAKE III, LTD
CATHEDRAL LAKE IV, LTD.
Catskill Park CLO, Ltd.
Cent CLO 19 Limited
Cent CLO 20 Limited
Cent CLO 21 Limited
Cent CLO 22 Limited
CENTERSTATE BANK OF FLORIDA, N.A.
Central Pacific Bank

[Signature Page to Amendment No. l]

CFIP CLO 2018-1, Ltd.
Chemical Bank
Chenango Park CLO, Ltd.
CHUBB European Group PLC
CIFC Funding 2013-III-R Ltd.
CIFC Funding 2013-IV, Ltd.
CIFC Funding 2014-III, Ltd.
CIFC Funding 2014-IV-R, Ltd.
CIFC Funding 2014-V, Ltd.
CIFC Funding 2015-II, Ltd.
CIFC Funding 2015-IV, Ltd.
CIT Finance LLC
Citi Loan Funding BM 17-5 LLC
CITIBANK, N.A.
CITIZENS BANK, N.A.
City of New York Group Trust
CLC Leveraged Loan Trust
Cole Park CLO, Ltd.
Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II
COLOMBIA STATE BANK
AXA IM Paris SA for and on behalf of Columbus Diversified Leveraged Loans Fund
AXA IM Paris SA for and on behalf of Columbus Global Debt Fund
Cook Park CLO, Ltd.
Credit Agricole Corporate and Investment Bank
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
Crestline Denali CLO XVII, LTD.
Crown Point CLO 4 Ltd.
Crown Point CLO 5 Ltd.
Cumberland Park CLO Ltd.
CVP Cascade CLO-1 Ltd.
CVP Cascade CLO-2 Ltd.
Daiwa/Principal US Short Duration High Yield Bond Fund
DaVinci Reinsurance Ltd.
Delaware Group Advisor Funds- Delaware Diversified Income Fund
Delaware Pooled Trust - Macquarie Core Plus Bond Portfolio
Delaware VIP Trust - Delaware VIP Diversified Income Series
DENALI CAPITAL CLO X, LTD.
DENALI CAPITAL CLO XI, LTD.
Deutsche Bank AG New York Branch
Deutsche Global Income Builder Fund
Deutsche Global Income Builder Fund
Deutsche Unconstrained Income VIP
Dewolf Park CLO, Ltd.
DNB Capital LLC
Dorchester Park CLO Designated Activity Company
EASTERN BANK
Eaton Vance Floating-Rate Income Trust
Eaton Vance Institutional Senior Loan Fund
Eaton Vance Limited Duration Income Fund
Eaton Vance Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust
Eaton Vance Loan Fund Series IV A Series Trust of Multi Manager Global Investment Trust
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Income Trust
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust
Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust
Mariner CLO 2015 I, LLC
ELM CLO 2014 I, Ltd.
Elysium Limited

[Signature Page to Amendment No. l]

Emerson Park CLO Ltd.
Employers Compensation Insurance Company
Employers Insurance Company of Nevada
ERSTE GROUP BANK AG
FCCI Insurance Company
FIFTH THIRD BANK
Fillmore Park CLO, Ltd.,
First American Title Insurance Company
First Bank
FIRST GUARANTY BANK
First Interstate Bank
FIRST MIDWEST BANK
First Tennessee Bank
First Investors Floating Rate Fund
FirstBank Puerto Rico d/b/a FirstBank Florida
Fixed Income Opportunities Nero, LLC
Flagship VII Limited
Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC
Flushing Bank
Univest Bank and Trust Co.
Nebraska Investment Council
Kansas Public Employees Retirement System
Franklin Templeton Series II Funds-Franklin Upper Tier Floating Rate Fund
Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series
Franklin Templeton Series II Funds - Franklin Floating Rate II Fund
Franklin Limited Duration Income Trust
Commonwealth Fixed Interest Fund 17
Brighthouse Funds Trust I - Brighthouse/Franklin Low Duration Total Return Portfolio
LVIP Global Income Fund
MD Bond Fund
MDPIM Canadian Long Term Bond Pool
MDPIM Canadian Bond Pool
Franklin Templeton Series II Funds - Franklin Multi -E Sector Credit Income Fund
EQ Advisors Trust - EQ/Franklin Strategic Income Portfolio
Franklin Investors Securities Trust - Franklin Total Return Fund
Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income VIP Fund
Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund
G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity)
Gamstar (US) Pte. Ltd.
Gilbert Park CLO, LTD.
GOLDMAN SACHS BANK USA
Greywolf CLO IV, Ltd.
GSO JUPITER LOAN TRUST
GSO Loan Trust 2010
GSO Sakura Loan Fund 2015, a Series Trust of Multi Manager Global Investment Trust
Hallmark Specialty Insurance Company
HANCOCK WHITNEY BANK
Harbor Park CLO, Ltd.
Health Net of California, Inc.
Healthcare Financial Solutions, LLC
Hempstead II CLO Ltd.
Highmark Inc.
HMO Minnesota
Honeywell International Inc. Master Retirement Trust
HPS Loan Management 11-2017, Ltd.
HPS Loan Management 2013-2, Ltd.
HPS Loan Management 3-2014, Ltd.
HPS Loan Management 4-2014, Ltd.

[Signature Page to Amendment No. l]

HPS Loan Management 5-2015, Ltd.
HSBC Bank USA
Independent Bank
Innovation Trust 2009
Innovation Trust 2011
Invesco Bank Loan Fund Series 2 A Series Trust of Multi Manager Global Investment Trust
Invesco Gemini US Loan Fund LLC
Invesco Leveraged Loan Fund 2016 A Series Trust of Global Multi Portfolio Investment Trust
Invesco Loan Fund Series 3 A Series Trust of Multi Manager Global Investment Trust
Invesco Polaris US Bank Loan Fund
Invesco Senior Loan ETF
INVESCO SSL FUND LLC
Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust
Invesco US Senior Loans 2021, L.P.
Iowa Public Employees' Retirement System
iShares Short Duration High Income ETF (CADHedged)
Israel Discount Bank of New York
Jay Park CLO Ltd.
JHF II - Short Duration Credit Opportunities Fund
JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust
JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
JPMORGAN CHASE BANK, N.A.
JPMBI re Blackrock Bankloan Fund
Kayne CLO I, Ltd.
Kentucky Retirement Systems (Shenkman - InsuranceFund Account)
Kentucky Retirement Systems (Shenkman - Pension Account)
Kentucky Teachers' Retirement System Insurance Trust Fund
KKR CLO 10 LTD.
KKR CLO 12 LTD.
KKR CLO 15 Ltd.
KKR CLO 16 Ltd.
KKR CLO 23 Ltd.
KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
KKR JP Loan Fund 2017 a Series Trust of Multi Manager Global Investment Trust
KKR Senior Floating Rate Income Fund
KVK CLO 2013-1 Ltd.
KVK CLO 2014-1 Ltd.
KVK CLO 2014-2 Ltd.
KVK CLO 2018-1 Ltd.
Land Bank of Taiwan, New York Branch
Level One Bank, a Michigan banking corporation
Lexington Insurance Company
Limerock CLO III, Ltd.
Lincoln Variable Insurance Products Trust- Bond Fund
Long Point Park CLO Ltd.
Loomis Sayles CLO II, LTD.
Loomis Sayles Loan Fund 2016, a series Trust of Multi Manager Global Investment Trust
Loomis Sayles Loan Fund, a series Trust of Multi Manager Global Investment Trust
Los Angeles County Employees Retirement Association
LVIP Delaware Diversified Floating Rate Fund
Macquarie Diversified Income Trust
Macquarie Senior Secured Loans Fund
Magnetite IX, Limited
Magnetite VII, Limited
Magnetite VIII, Limited
Magnetite XI, Limited
Magnetite XII, LTD.
Magnetite XIV-R, Limited

[Signature Page to Amendment No. l]

MAGNETITE XIX, LIMITED
Magnetite XV, Limited
Magnetite XVI, Limited
Magnetite XVII, Limited
Magnetite XVIII, Limited
Magnetite XX, Limited
New York Life Insurance Company
New York Life Insurance and Annuity Corporation
Flatiron CLO 2015-1 Ltd.
MainStay Floating Rate Fund, a series of MainStay Funds Trust
MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust
Manufacturers Bank
AXA IM Paris SA for and on behalf of Matignon Derivatives Loans Unlimited Company
AXA IM Paris SA for and on behalf of Matignon Leveraged Loans Limited
AXA IM Paris SA for and on behalf of Matignon Loans IARD Fund
MATTERHORN LOAN TRUST 2015
Mega International Commercial Bank Co. LTD, a New York Branch
Mercer Field II CLO Ltd.
METROPOLITAN COMMERCIAL BANK
Metropolitan Life Insurance Company
Brighthouse Life Insurance Company
MIZUHO BANK, LTD.
Modern Bank, N.A.
Morgan Stanley Bank, N.A.
Mountain Hawk II CLO, LTD.
Mt. Whitney Securities, L.L.C.
Mt. Whitney Securities, LLC
MUFG Bank, Ltd., formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Musashi Secured Credit Fund Ltd.
Muzinich & Co., (Ireland) Limited for the account of Muzinich Global Tactical Credit
Muzinich Loan Fund
Muzinich Credit Opportunities Fund
Myers Park CLO, Ltd.
National Union Fire Insurance Company of Pittsburgh, Pa.
NB Global Floating Rate Income Fund Limited
NC GARNET FUND, L.P.
Neuberger Berman Floating Rate Income Fund
Neuberger Berman Investment Funds II Plc
Neuberger Berman Senior Floating Rate Income Fund LLC
NEUBERGER BERMAN US STRATEGIC INCOME FUND
NewMark Capital Funding 2014-2 CLO Ltd.
NF Loan Trust 2016
NJP Bank Loan Fund 2015 A Series Trust of Multi Manager Global Investment Trust
NJP Loan Fund 2016 A Series Trust of Multi Manager Global Investment Trust
The Northern Trust Company
Nuveen Diversified Dividend & Income Fund
Nuveen Floating Rate Income Fund
Nuveen Tax Advantaged Total Return Strategy Fund
NZCG Funding Ltd
Oaktree EIF II Series A1, Ltd.
OAKTREE EIF II SERIES B1, LTD.
Oaktree Enhanced Income Funding Series IV, Ltd.,
Ocean Trails CLO V
Octagon Delaware Trust 2011
Octagon Investment Partners 18-R, Ltd.
Octagon Investment Partners 24, Ltd.
Octagon Investment Partners 25, Ltd.
Octagon Investment Partners 26, Ltd.
Octagon Investment Partners 27, Ltd.

[Signature Page to Amendment No. l]

Octagon Investment Partners 29, Ltd.
Octagon Investment Partners 33, LTD.
Octagon Investment Partners 37, Ltd.
Octagon Investment Partners 39, Ltd.
Octagon Investment Partners XIX, Ltd.
Octagon Investment Partners XV, Ltd.
Octagon Investment Partners XXI, Ltd.
Octagon Investment Partners XXII, Ltd
Octagon Loan Funding, Ltd.
Octagon Loan Trust 2010
Octagon Paul Credit Fund Series I, Ltd.
Optimum Trust - Optimum Fixed Income Fund
Optum Bank, Inc.
Pacific Coast Bankers' Bank
PACIFIC NATIONAL BANK
Palmer Square CLO 2013-2, Ltd
Palmer Square CLO 2014-1, Ltd
Palmer Square CLO 2015-2, Ltd
Palmer Square CLO 2018-1, Ltd
Palmer Square Loan Funding 2017-1, Ltd
Palmer Square Loan Funding 2018-1, Ltd
Palmer Square Loan Funding 2018-2, Ltd
PAYDEN ABSOLUTE RETURN BOND FUND
PAYDEN ABSOLUTE RETURN BOND FUND (Account 5423)
PAYDEN FLOATING RATE FUND
PAYDEN STRATEGIC INCOME FUND
People’s United Bank, N.A.
Permanens Capital Floating Rate Fund LP
PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)
PIMCO Bermuda Trust II: PIMCO Bermuda Income Fund (M)
PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge A Series Trust of Multi Manager Global Investment Trust,
PIMCO Cayman Bank Loan LIBOR Plus Fund JPY Hedge Series 2 A Series Trust of Multi Manager Global Investment Trust
PIMCO Cayman BB Loan Fund JPY Hedge 2018 A Series Trust of Multi Manager Global Investment Trust
PIMCO Cayman Loan LIBOR Plus Fund JPY Hedge Series 3: A Series Trust of Multi Manager Global Investment Trust
PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund
PIMCO Funds Global Investors Series plc: Income Fund
PIMCO Funds Global Investors Series PLC: Strategic Income Fund
PIMCO Funds Ireland plc: PIMCO Senior Loan Fund
PIMCO Funds: PIMCO Income Fund
PIMCO Funds: PIMCO Senior Floating Rate Fund
Pioneer Bond Fund
Pioneer Floating Rate Fund
Pioneer Floating Rate Trust
Pioneer Institutional Multi-Sector Fixed Income Portfolio
Pioneer Investments Diversified Loans Fund
Pioneer Multi-Asset Ultrashort Income Fund
Pioneer Multi-Sector Fixed Income Trust
PPM CLO 2018-1 Ltd.
PPM Floating Rate Income Fund, a series of the PPM Funds
Preferred Bank
Principal Funds, Inc. - Core Plus Bond Fund
Principal Life Insurance Company
Principal Life Insurance Company - dba Principal Core Plus Bond Separate Account
Principal Life Insurance Company on behalf of one or more separate accounts (DBA Principal Life Insurance Company - Guaranteed Separate Account 01)
Principal Variable Contracts Funds, Inc. - Core Plus Bond Account
PRU BB Loan Fund 2018 A Series Trust of Multi Manager Global Investment Trust
PT. Bank Rakyat Indonesia (Persero) Tbk New York Agency
Quad City Bank and Trust Company

[Signature Page to Amendment No. l]

Quaestio Solutions Funds - USHY - QCF -US High Yield Bond Pool
Quamvis SCA SICAV-FIS
Raymond James Bank, N.A.
Regence Bluecross Blueshield of Oregon
Regence Bluecross Blueshield of Utah
Regence Blueshield
Regence Blueshield of Idaho
Renaissance Trust 2009
RiverSource Life Insurance Company
Royal London Multi Asset Credit Fund
Salem Fields CLO, Ltd.
Seneca Park CLO, Ltd.
Senior Debt Portfolio
Shell Contributory Pension Fund
Siemens Financial Services, Inc.
Somerset Trust Company
State Bank of India (California), Los Angeles Branch
State Street Bank and Trust Company
Stewart Park CLO, Ltd.,
Stichting Pensioenfonds Medische Specialisten
Stichting Shell Pensioenfonds
Stifel Bank & Trust
Stock Yards Bank & Trust Company
Stone Harbor Collective Investment Trust - Stone Harbor Bank Loan Collective Fund
Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio
Stone Harbor Leveraged Loan Fund LLC
Stone Tower Loan Trust 2010
Stone Tower Loan Trust 2011
Sumitomo Mitsui Banking Corporation
Sumitomo Mitsui Trust Bank, Limited, New York Branch
Sunflower Bank, National Association
Suntrust Bank
Superannuation Arrangements of the Univ of London
Swiss Life Loan Fund (LUX) - Senior Secured Loans I
Swiss Life Loan Fund (LUX) - Senior Secured Loans II
Swiss Life Loan Fund (LUX) - Senior Secured Loans IV
Symphony CLO XIV, Ltd.
Taconic Park CLO Ltd.
TCI-Cent CLO 2016-1 Ltd.
TCI-Symphony CLO 2017-1 Ltd.
Teachers Advisors, Inc., on behalf of TIAA-CREF Life Funds Bond Fund
Teachers Advisors, Inc., on behalf of TIAA-CREF Short-Term Bond Fund
Teachers Insurance and Annuity Association of America
Teachers’ Retirement System of the State of Kentucky
Thacher Park CLO, Ltd.
The Bank of New York Mellon
Then Bank of Nova Scotia
Central Trust Bank
First National Bank of Pennsylvania
The Huntington National Bank
The Standard Fire Insurance Co.
The United States Life Insurance Company In the City of New York
The Variable Annuity Life Insurance Company
THL Credit WR 2014-3K CLO Ltd.
Thrivent Financial For Lutherans
TRALEE CLO II, LTD
Tralee CLO IV, Ltd.,
Treman Park CLO, Ltd.
Trinitas CLO II, Ltd.

[Signature Page to Amendment No. l]

Tryon Park CLO Ltd.
United HealthCare Insurance Company
United HealthCare Insurance Company
United Healthcare Insurance Company
US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity),
USAA ETF Trust - USAA Short -Term Bond ETF
USAA Mutual Funds Trust - USAA Short - Term Bond Fund
VantageTrust III Master Collective Investment Funds Trust
Venture 32 CLO
Venture VII CDO Limited
Venture XII CLO, Limited
Venture XIII CLO, Limited
Venture XIV CLO, Limited
Venture XV CLO, Limited
Venture XVI CLO, Limited
Venture XVII CLO Limited
Venture XVIII CLO, Limited
Venture XX CLO, Limited
Venture XXVIII CLO, Limited
Victorian Superannuation Fund
Virginia College Savings Plan
Bean Creek CLO, Ltd.
Clear Creek CLO, Ltd.
Mill Creek CLO II, Ltd.
Silver Creek CLO, Ltd.
Bankers Life and Casualty Company
Washington National Insurance Company
WEBBANK
Webster Park CLO, Ltd,
Wells Fargo Bank National Association
Wells Fargo Bank. N.A.
West Bank
West CLO 2013-1 Ltd.
West CLO 2014-1 Ltd.
West CLO 2014-2 Ltd.
Westcott Park CLO, Ltd.
Western Asset Global Corporate Defined Opportunity Fund Inc.
Western Asset Premier Bond Fund
WhiteHorse XII, Ltd.
Wintrust Bank
WM Pool - Fixed Interest Trust No. 7
WM POOL - High Yield Fixed Interest Trust
York CLO-1 Ltd.
York CLO-3 Ltd.
York CLO-4 Ltd.
York CLO-5 Ltd.
ZAIS CLO 1, Limited
ZAIS CLO 2, Limited
Ziggurat CLO Ltd.
ZILUX FCP-SIF - Zilux Senior Loans Global
Zurich American Life Insurance Company

[Signature Page to Amendment No. l]

Appendix A

Guarantors

DaVita Medical ASC-LB California, LLC
DaVita Medical Florida, Inc.
DaVita Medical ACO Florida, LLC
DaVita Medical Group New Mexico, LLC
DaVita Medical Group South Florida, LLC
DaVita Medical Holding Company, New Mexico, LLC
DaVita Medical Holdings, LLC
DaVita Medical Holdings Florida, Inc.
HCP IPA Nevada, LLC
HealthCare Partners Management Services Nevada, LLC
HealthCare Partners of Nevada, LLC
DaVita Medical Management, LLC
Everett MSO, Inc.
Alamosa Dialysis, LLC
Carroll County Dialysis Facility, Inc.
Continental Dialysis Center of Springfield-Fairfax, Inc.
Continental Dialysis Centers, Inc.
DaVita - West, LLC
DaVita of New York, Inc.
DaVita Rx, LLC
DC Healthcare International, Inc.
Dialysis Holdings, Inc.
Dialysis Specialists of Dallas, Inc.
DNP Management Company, LLC
Downriver Centers, Inc.
DVA Healthcare of Maryland, LLC
DVA Healthcare of Massachusetts, Inc.
DVA Healthcare of Pennsylvania, LLC
DVA Healthcare Procurement Services, Inc.
DVA Healthcare Renal Care, Inc.
DVA Laboratory Services, Inc.
DVA of New York, Inc.
DVA Renal Healthcare, Inc.
East End Dialysis Center, Inc.
Elberton Dialysis Facility, Inc.
Flamingo Park Kidney Center, Inc.
Fort Dialysis, LLC
Freehold Artificial Kidney Center, L.L.C.
Greenspoint Dialysis, LLC
Hills Dialysis, LLC
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership
ISD Renal, Inc.
Kidney Care Services, LLC
Knickerbocker Dialysis, Inc.
Liberty RC, Inc.
Lincoln Park Dialysis Services, Inc.
Maple Grove Dialysis, LLC
Mason-Dixon Dialysis Facilities, Inc.
Nephrology Medical Associates of Georgia, LLC
Neptune Artificial Kidney Center, L.L.C.
North Atlanta Dialysis Center, LLC
North Colorado Springs Dialysis, LLC
Palo Dialysis, LLC
Patient Pathways, LLC
Physicians Choice Dialysis Of Alabama, LLC

Physicians Choice Dialysis, LLC
Physicians Dialysis Acquisitions, Inc.
Physicians Dialysis Ventures, LLC
Physicians Management, LLC
Renal Life Link, Inc.
Renal Treatment Centers - California, Inc.
Renal Treatment Centers - Hawaii, Inc.
Renal Treatment Centers - Illinois, Inc.
Renal Treatment Centers - Mid-Atlantic, Inc.
Renal Treatment Centers - Northeast, Inc.
Renal Treatment Centers - Southeast, LP
Renal Treatment Centers - West, Inc.
Renal Treatment Centers, Inc.
Renal Ventures Management, LLC
RMS Lifeline Inc.
Rocky Mountain Dialysis Services, LLC
Shining Star Dialysis, Inc.
Sierra Rose Dialysis Center, LLC
Southwest Atlanta Dialysis Centers, LLC
The DaVita Collection, Inc.
Total Acute Kidney Care, Inc.
Total Renal Care Texas Limited Partnership
Total Renal Care, Inc.
Total Renal Laboratories, Inc.
Total Renal Research, Inc.
TRC - Indiana, LLC
TRC of New York, Inc.
TRC West, Inc.
Tree City Dialysis, LLC
VillageHealth DM, LLC